UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________
FORM 8-K
______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 9, 2026
______________________________
The Baldwin Insurance Group, Inc.
(Exact name of registrant as specified in its charter)
______________________________

Delaware	001-39095	61-1937225
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File No.)	Identification No.)
4211 W. Boy Scout Blvd., Suite 800, Tampa, Florida 33607
(Address of principal executive offices) (Zip code)
(Registrant’s telephone number, including area code): (866) 279-0698
Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	BWIN	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
As previously announced, The Baldwin Insurance Group, Inc., a Delaware corporation (the “Company”), Red Rock Merger Sub I, Inc., a Delaware corporation and wholly owned subsidiary of the Company, Red Rock Merger Sub II, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company, Cobbs Allen Capital Holdings, LLC, a Delaware limited liability company (“Seller”), CAH Holdings, Inc., a Delaware corporation and the Seller Representatives named therein, entered into a Transaction Agreement (as may be amended, modified or supplemented from time to time, the “Transaction Agreement”) pursuant to which, subject to the terms and conditions of the Transaction Agreement, Seller agreed to sell, and the Company agreed to purchase, the business of Seller (the “Transaction”). On January 1, 2026, the Company consummated the Transaction, as previously reported in the Company’s Current Report on Form 8-K filed on January 2, 2026 (the “Prior Current Report”).
This Current Report on Form 8-K is being filed to provide the audited financial statements of Seller as of and for the years ended December 31, 2025 and 2024, and updated unaudited pro forma condensed combined financial information of the Company as of and for the year ended December 31, 2025, in each case relating to the Transaction. The Company previously filed unaudited pro forma condensed combined financial information with respect to the Transaction under Items 9.01(a) and 9.01(b) of the Prior Current Report.
Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.
The historical audited financial statements of Cobbs Allen Capital Holdings, LLC as of and for the years ended December 31, 2025 and 2024, as well as the accompanying notes thereto and the related Report of Independent Auditors issued by PricewaterhouseCoopers LLP dated April 14, 2026, are filed as Exhibit 99.1 hereto and incorporated herein by reference.
(b) Pro forma financial information.
The unaudited pro forma condensed combined statements of income (loss) of the Company for the year ended December 31, 2025, and the unaudited pro forma condensed combined balance sheet of the Company as of December 31, 2025, and the notes related thereto, are filed as Exhibit 99.2 hereto and are incorporated herein by reference. The unaudited pro forma condensed combined financial information combines, among other adjustments, the Company’s financial statements with Cobbs Allen Capital Holdings, LLC’s financial statements.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP
99.1	Audited financial statements of Cobbs Allen Capital Holdings, LLC as of and for the years ended December 31, 2025 and 2024
99.2	Unaudited pro forma condensed combined financial information for The Baldwin Insurance Group, Inc. as of and for the year ended December 31, 2025
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Baldwin Insurance Group, Inc.

Date: October 9, 2026	By:	/s/ Bradford L. Hale
		Name:	Bradford L. Hale
		Title:	Chief Financial Officer